UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 19, 2005


                          VALLEY FORGE SCIENTIFIC CORP.
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               (Exact name of registrant as specified in charter)


                                  PENNSYLVANIA
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                 (State or other jurisdiction of incorporation)


        001-10382                                       23-2131580
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  (Commission File Number)                 (IRS Employer Identification Number)


             3600 Horizon Drive, King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)


                                 (484) 690-9000
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              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On September 19, 2005, Valley Forge Scientific Corp. ("Valley Forge") and Synergetics, Inc. ("Synergetics") jointly announced that, on September 16, 2005, the shareholders of Synergetics approved a proposal to approve the Agreement and Plan of Merger, dated May 2, 2005, as subsequently amended, by and among Valley Forge, Synergetics Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Valley Forge, and Synergetics, and the merger of Synergetics Acquisition Corporation with and into Synergetics (the "Merger"). On September 19, 2005, Valley Forge and Synergetics jointly issued a press release announcing the approval of the Merger by Synergetics shareholders, a copy of which is attached as Exhibit 99.1 and is incorporated by reference into this
Item 8.01.

In addition, on September 19, 2005, Valley Forge and Synergetics jointly announced that, on September 19, 2005, the shareholders of Valley Forge approved the following: (i) the issuance of 15,973,912 shares of Valley Forge Common Stock in connection with the Merger; (ii) the election of seven directors to serve after the consummation of the Merger; and (iii) all other proposals voted upon at the Valley Forge Annual Meeting of Shareholders, including all of the proposals that are conditions to the consummation of the Merger. On September 19, 2005, Valley Forge and Synergetics jointly issued a press release announcing the approval of these proposals by Valley Forge shareholders, a copy of which is attached as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits

(d)               Exhibits

Exhibit Number    Description
--------------    -----------

99.1 Press Release, dated September 19, 2005, announcing the results of the Synergetics 2005 Special Meeting of Shareholders held on September 16, 2005.

99.2 Press Release, dated September 19, 2005, announcing the results of the Valley Forge 2005 Annual Meeting of Shareholders held on September 19, 2005.

                                   SIGNATURES
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         Pursuant to the requirement of the Securities Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 19, 2005

                                    VALLEY FORGE SCIENTIFIC CORP


                                    By: /s/ JERRY L. MALIS
                                        ---------------------------------
                                        Jerry L. Malis, President and
                                        Chief Executive Officer

                                  Exhibit Index


              Exhibit No.               Description
              -----------               -----------

              99.1 Press Release, dated September 19, 2005, announcing the results of the
                                        Synergetics 2005 Special Meeting of
                                        Shareholders held on September 16, 2005.

              99.2 Press Release, dated September 19, 2005, announcing the results of the Valley Forge 2005 Annual Meeting of
                                        Shareholders held on September 19, 2005.